AMENDMENT TO CERTAIN LOAN DOCUMENTS

THIS AMENDMENT TO CERTAIN LOAN DOCUMENTS (“Amendment”) is made and executed as of the 27th day of June, 2018 (“Effective Date”), by and among SUMMER ENERGY, LLC, a Texas limited liability company (“Borrower”), SUMMER ENERGY HOLDINGS, INC., a Nevada corporation (“Guarantor”), and BLUE WATER CAPITAL FUNDING, LLC, a Florida limited liability company (“Lender”).

RECITALS

WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated June 29, 2016 (the “Loan Agreement”), whereby Borrower requested from Lender an extension of credit in the form of revolving cash advances in the amount of $5,000,000.00 (“Loan”), the terms of the Loan as set forth therein;

WHEREAS, pursuant to the terms of the Loan Agreement, Borrower executed a Revolving Promissory Note dated June 29, 2016 to and in favor of Lender (the “Revolving Note”), in the original principal amount of $5,000,000.00;

WHEREAS, in connection with the Loan, Borrower entered into a Security Agreement with the Lender (the “Security Agreement”), pursuant to which Borrower granted Lender a security interest in the property of Borrower identified therein (collectively, the “Collateral”);

WHEREAS, the security interest in the Collateral was perfected pursuant to a UCC Financing Statement filed with the Texas Secretary of State on June 29, 2016, as Filing No. 160021316848 (the “UCC Financing Statement”);

WHEREAS, in connection with the Loan, Guarantor executed a Guaranty dated June 29, 2016, in favor of the Lender, pursuant to which Guarantor guaranteed all of the obligations under the Revolving Note up to the amount of Five Million and No/100 Dollars ($5,000,000.00), plus interest, late fees, reasonable attorneys’ fees and costs (and all renewals, extensions, modifications and rearrangements thereof) (the “Guaranty”);

WHEREAS, the Loan Agreement, Revolving Note, Security Agreement, UCC Financing Statement, Guaranty, and all other documents relating to the Loan executed in conjunction therewith shall collectively be referred to herein as the “Loan Documents”.  All terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Documents;

WHEREAS, the Revolving Note has a Maturity Date of June 30, 2018 (“Maturity Date”);

WHEREAS, Borrower has requested that Lender provide an extension of the Maturity Date for a period of two (2) years and modification of the interest rate payable on the Revolving Note, of which Lender is agreeable to doing, only as expressly stated herein and only pursuant to the terms and conditions as more fully set forth in this Amendment;

WHEREAS, Borrower replaced DTE Energy Trading, Inc., a Michigan corporation (“DTE Energy”) as its credit and supply provider and in connection with said transaction, Borrower, Guarantor and Lender entered into that certain First Lien/Second Lien Intercreditor Agreement dated as of May 1, 2018, by and among EDF ENERGY SERVICES, LLC, a Delaware limited liability company (“EDF Energy”), as First Lien Agent and Control Agent, BLUE WATER CAPITAL FUNDING, LLC, a Florida limited liability company, as Second Lien Lender, SUMMER ENERGY, LLC, a Texas limited liability company, as Summer, SUMMER ENERGY NORTHEAST, LLC, a Texas limited liability company, as Summer Northeast, SUMMER ENERGY HOLDINGS, INC., a Nevada corporation, as Member, and The Subsidiary Pledgors (the “Intercreditor Agreement”); and

WHEREAS, notice or consent of any First Lienholder is not required with respect to this Amendment and Lender is already bound to and by the terms of the Intercreditor Agreement.

NOW, THEREFORE, pursuant to the foregoing recitals, which are an integral part hereof, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender, Borrower and Guarantor hereby agree as follows:

1.The above-stated recitals are hereby made a part of this Amendment by reference thereto and are incorporated herein with the same force and effect as if fully set forth herein.

2.The Maturity Date of the Revolving Note is hereby extended to June 30, 2020.

3.The interest rate payable on the Note is hereby amended to be as follows:

From and after June 30, 2018, the interest rate accruing on the Loan shall accrue at a variable rate equal to Prime Rate plus 475 basis points.  Prime Rate means the rate of interest per annum publicly announced by the Wall Street Journal.  Lender’s determination of the Prime Rate shall be binding upon Borrower absent manifest error on the part of Lender in so determining that rate.

4.Borrower shall pay to Lender monthly installments of accrued interest only, with the first such payment due on July 10, 2018, and continuing thereafter on the same day of each successive month until the Maturity Date.

5.Reference to “DTE Energy Trading, Inc.” in Paragraph 5 of the Revolving Note shall be replaced with “EDF Energy Services, LLC”.

6.Lender and Borrower hereby acknowledge and agree that Section 5.3 of the Loan Agreement shall be deleted in its entirety, and replaced with the following:

“Limitation Liens and Encumbrances.  Except for the interests of Lender, Borrower will not at any time create, assume, incur or permit to exist, any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind in respect of the Collateral (except such interests of EDF Energy Services, LLC as described in the Intercreditor Agreement and such purchase money security interests granted by Borrower as disclosed to and approved by Lender), or any other assets, income or revenues of any character, whether heretofore or hereafter acquired by it.”

7.Lender and Borrower hereby acknowledge and agree that Section 6.2 of the Loan Agreement shall be deleted in its entirety, and replaced with the following:

“Lender’s Right on Default.  Upon the occurrence of an Event of Default, Lender may, at its option and without notice, and subject to the rights of EDF Energy Services, LLC under the Intercreditor Agreement: (a) accelerate amounts outstanding on the Revolving Note and demand immediate payment in full without presentment or other demand, protest, notice of dishonor or any other notice of any kind, all of which are expressly waived; (b) foreclose its lien on the Collateral pursuant to the Security Agreement, as applicable, or take such other actions available under the terms of this Agreement and the other Loan Documents; and (c) take such other actions as may otherwise be available in equity or at law.  The remedies of Lender shall be cumulative.”

8.Any notices to be delivered to Borrower under the Loan Documents shall be delivered to the following address:  5487 San Filipe Street, #3700, Houston, Texas 77057, Attn:  Jaleea P. George.

9.Borrower and Guarantor, as it applies, hereby agree concurrent herewith to:

(i)execute the Amendment to Promissory Note, attached hereto as Exhibit “A”, and deliver the same to Lender;

(ii)execute the Acknowledgment and Reaffirmation of Guaranty, attached hereto as Exhibit “B”, and deliver the same to Lender;

(iii)provide a Written Action of the Sole Member and Manager of Borrower in Lieu of a Meeting containing resolutions of Borrower authorizing this Amendment;

(iv)provide a Written Action of the Board of Directors of Guarantor in Lieu of a Meeting containing resolutions of Guarantor authorizing this Amendment;

(v)provide a copy of Borrower’s Certificate of Status certified by the Office of the Texas Secretary of State; and

(vi)take such action, and execute such agreements, certificates, instruments and other documents, as shall be requested by Lender to carry out the terms and conditions of this Amendment.

10.Borrower agrees to pay to Lender concurrent with its execution of this Amendment a renewal fee in the amount of $12,500.00.

11.Borrower acknowledges and agrees that it shall be obligated to pay all of Lender’s out-of-pocket fees and charges, including without limitation, legal fees, costs and expenses and closing costs incurred by Lender regarding the transaction contemplated by this Amendment, not to exceed $10,000.00.

12.Except as expressly stated in this Amendment, nothing herein shall be deemed to constitute a waiver by Lender of any default by Borrower or Guarantor or of any rights or remedies available to Lender under any of the Loan Documents, any related documents, and/or under applicable law, and by agreeing to this Amendment, Lender is not waiving any declaration of default or the existence of default or any other right or remedy related to the Borrower or Guarantor of the Loan, nor shall Lender be obligated to waive any other or future defaults by Borrower or Guarantor.

13.In consideration of the terms and conditions of this Amendment, Borrower and Guarantor shall and do hereby forever and finally release, relieve, acquit, remise, waive, and discharge Lender and each of Lender’s respective past and present employees, officers, directors, members, owners, agents, attorneys, representatives, related entities, and their respective officers, directors, and owners, as well as each of their respective successors, assigns, heirs, and administrators (collectively, the “Released Parties”), from any and all past or present, claims, demands, damages, debts, sums of money, contracts, agreements, promises, covenants, acts, omissions, accounts, invoices, attorneys’ fees, costs, expenses, disbursements, loans, liens, suits, actions, and causes of action of whatsoever kind and nature, in law, in equity, by statute, on contract, or in tort, or otherwise, and any other liabilities or obligations, known or unknown, suspected or unsuspected, contingent or fixed, which Borrower or Guarantor may now have or may previously have had against any of the Released Parties through the Effective Date that arise from or out of, in consequence of, or on account of, or that relate in any manner to their past business or personal relationships related to this Amendment, the Loan, the Loan Documents, and/or any actions, omissions, writings, or statements made or occurring in connection with any of the foregoing.  This release is intended to be a full and complete release, and nothing is reserved by Borrower or Guarantor.  In the event that Lender exercises any of its default rights and remedies against Borrower or Guarantor of the Loan, neither Borrower nor Guarantor will assert or allege any claim, defense, setoff or counterclaim against Lender or any of the Released Parties.

14.The Borrower and Guarantor hereby represent, warrant and agree that they have fully considered the terms of this Amendment and the documents related hereto and have had the opportunity to discuss this Amendment and the documents related hereto with their legal counsel, and that they are executing the same without any coercion or duress on the part of the Lender.

15.The Borrower and Guarantor hereby represent and warrant to the Lender that they have full power and authority to execute and deliver this Amendment and the documents related hereto and to incur and perform their respective obligations hereunder and thereunder; the execution, delivery and performance by the Borrower and Guarantor of this Amendment and the documents related hereto will not violate any provision of the organizational documents of the Borrower and Guarantor or any law, rule, regulation or court order or result in the breach of, constitute a default under, or create or give rise to any lien under, any indenture or other agreement or instrument to which the Borrower and Guarantor is a party or by which the Borrower and Guarantor or its property may be bound or affected.

16.This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to the choice of law provisions thereof.

17.This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

18.All prior oral and written communications, commitments, alleged commitments, promises, alleged promises, agreements, and alleged agreements by or between the Lender and the Borrower are hereby merged into the Loan Documents, as amended prior hereto and by this Amendment and the documents related hereto; shall be of no further force or effect; and shall not be enforceable unless expressly set forth in the Loan Documents, as amended prior hereto and by this Amendment and the documents related hereto.  All commitments, promises and agreements of the parties hereto are set forth in this Amendment and the other Loan Documents, as amended prior hereto, and no other commitments, promises, or agreements, oral or written, of any of the parties hereto shall be enforceable against any such party.

19.The Borrower and Guarantor hereby represent and warrant to the Lender that no Event of Default, or event which with the giving of notice or the passage of time or both would constitute an Event of Default, by Borrower or Guarantor and its officers, directors, attorneys, insurers, servants, representatives, employees, shareholders, subsidiaries, affiliates, participants, partners, predecessors, principals, agents, successors and assigns of and from relating to the Loan and/or Loan Documents, as amended, or its administration thereof, has occurred and is continuing.

20.Borrower and Guarantor acknowledge that all other terms, conditions, representations and warranties made in the Loan Documents remain true and are in full force and effect and Borrower and Guarantor shall be bound by all terms and conditions contained therein.

21.Borrower and Guarantor hereby reaffirm all representations, warranties and covenants made in the Loan Documents as though made as of the Effective Date of this Amendment.

22.Any forbearance on the part of the Lender in requiring or enforcing performance of any of the terms and conditions hereof shall not be a waiver of such terms and conditions.

23.Except as expressly modified herein, all terms and conditions shall remain as set forth in the Loan Documents.

24.In the event of a conflict between the terms of this Amendment and any other document, the terms of this Amendment shall govern and control.

25.This Amendment or any other documents or agreements provided for herein may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment or any other documents or agreements provided herein, as the case may be, taken together shall constitute but one and the same instrument.  This Amendment may be executed by facsimile or e-mail and facsimile or e-mail signatures shall be binding and shall constitute an original signature hereto.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

BORROWER: SUMMER ENERGY, LLC,

a Texas limited liability company

By: /s/ Neil Leibman

Print Name: Neil Leibman

Its: CEO

This is a signature page to that certain Amendment to Certain Loan Documents dated effective June 27, 2018.

LENDER: BLUE WATER CAPITAL FUNDING, LLC,

a Florida limited liability company

By: /s/ Edward C. Kammeyer

Print Name: Edward C. Kammeyer

Its: Vice President

This is a signature page to that certain Amendment to Certain Loan Documents dated effective June 27, 2018.

EXHIBIT A

AMENDMENT TO PROMISSORY NOTE

(attached)

AMENDMENT TO REVOLVING PROMISSORY NOTE

THIS AMENDMENT TO REVOLVING PROMISSORY NOTE (“Amendment”) is made and executed as of the 27th day of June, 2018 (the “Effective Date”) by and between SUMMER ENERGY, LLC, a Texas limited liability company, with an address of 5487 San Filipe Street, #3700, Houston, Texas 77057 (“Borrower”) and BLUE WATER CAPITAL FUNDING, LLC, a Florida limited liability company, with an address of 9855 West 78th Street, Suite 300, Eden Prairie, Minnesota 55344 (“Lender”).

RECITALS

A.Borrower executed that certain Revolving Promissory Note dated June 29, 2016 to and in favor of Lender, in the original principal amount of $5,000,000.00 (the “Revolving Note”), which Revolving Note evidences the loan made by Lender to Borrower pursuant to the terms of a Loan Agreement of even date therewith between Borrower and Lender (the “Loan Agreement”). The Revolving Note is secured by the following documents: (i)  the Guaranty of SUMMER ENERGY HOLDINGS, INC., a Nevada corporation; and (iii) a Security Agreement covering the Collateral of Borrower identified and defined therein.

B.Borrower and Lender desire to modify the Revolving Note to, among other things, extend the Maturity Date to June 30, 2020 and modify the interest to be charged under the Revolving Note, as more particularly provided in this Amendment.

NOW, THEREFORE, pursuant to the foregoing recitals, which are an integral part hereof, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.Incorporation of Recitals.  The above-stated recitals are true and correct in all material respects and are hereby made a part of this Amendment by reference thereto and are incorporated herein with the same force and effect as if fully set forth herein.

2.Definitions.  Terms defined in the Revolving Note shall have the same meaning when used herein, unless otherwise defined by this Amendment.

3.Modifications to Note.  Borrower and Lender hereby acknowledge and agree that the Revolving Note should be amended as follows:

(i)The Maturity Date of the Revolving Note is hereby amended to be June 30, 2020.

(ii)The interest rate payable on the Revolving Note is hereby amended to be as follows:  From and after June 30, 2018, the interest rate accruing on the unpaid Principal Balance shall accrue at a variable rate equal to Prime Rate plus 475 basis points.  Prime Rate means the rate of interest per annum publicly announced by the Wall Street Journal.  Lender’s determination of the Prime Rate shall be binding upon Borrower absent manifest error on the part of Lender in so determining that rate.

(iii)Borrower shall pay to Lender monthly installments of accrued interest only, with the first such payment due on July 10, 2018, and continuing thereafter on the same day of each successive month until the Maturity Date.

(iv)Reference to “DTE Energy Trading, Inc.” in Paragraph 5 of the Revolving Note shall be replaced with “EDF Energy Services, LLC”.

4.All references in the Revolving Note to the “Revolving Note” or “Note” shall be to the Revolving Note as amended hereby.

5.Except as hereby specifically amended, the Revolving Note and all of the terms and provisions thereof shall remain in full force and effect.

6.This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Any facsimile or e-mail transmission of a signature shall constitute an original and be binding on all parties for all purposes.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK AND

THE FOLLOWING PAGES ARE THE SIGNATURE PAGES.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Revolving Promissory Note to be made as of the date first above written.

BORROWER: SUMMER ENERGY, LLC,

a Texas limited liability company

By: /s/ Neil Leibman

Print Name: Neil Leibman

Its: CEO

LENDER:BLUE WATER CAPITAL FUNDING, LLC,

a Florida limited liability company

By: /s/ Edward C. Kammeyer

Print Name: Edward C. Kammeyer

Its: Vice President

This is a signature page to that certain Amendment to Revolving Promissory Note dated effective June 27, 2018.

EXHIBIT B

ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY

(attached)

ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY

THIS ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY (“Acknowledgment”), is made and executed as of the 27th day of June, 2018, by SUMMER ENERGY HOLDINGS, INC., a Nevada corporation (“Guarantor”), who hereby acknowledges and agrees to the following:

1.That certain Guaranty dated as of June 29, 2016 (“Guaranty”) executed by the Guarantor, in favor of BLUE WATER CAPITAL FUNDING, LLC, a Florida limited liability company (“Lender”), respecting the obligations of SUMMER ENERGY, LLC, a Texas limited liability company (“Borrower”), to the Lender remains in full force and effect.  All terms not otherwise defined herein shall have the same meaning given to them in the Guaranty.

2.Without in any way limiting the generality of the Guaranty or the foregoing, the Guarantor hereby acknowledges and agrees that the Guaranty absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment and performance when due, whether at maturity or earlier by reason of acceleration or otherwise, of each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to Lender under, pursuant to or arising out of that certain Revolving Promissory Note dated June 29, 2016, executed by Borrower in favor of Lender (the “Revolving Note”), which Revolving Note is secured by a Security Agreement of even date therewith (the “Security Agreement”), and which Revolving Note and Security Agreement are the subject of that certain Loan Agreement dated June 29, 2016 (the “Loan Agreement”, along with the Revolving Note, Security Agreement and any other ancillary documents executed concurrent therewith are referred to collectively, the “Loan Documents”).

3.Guarantor has received a copy of the proposed Amendment to Certain Loan Documents of even date herewith (collectively, the “Amendment”), and hereby consents to the terms and conditions of the Amendment, and acknowledges and agrees that all references in the Guaranty to the Loan Documents shall be deemed to refer to the Loan Documents, as amended by the Amendment.

4.The Amendment shall in no way impair or limit the rights of Lender under the Guaranty, and except as expressly amended in the Amendment, the Guaranty remains in full force and effect in accordance with its terms.  Guarantor continues to guaranty the prompt payment and performance of the obligations of Borrower to Lender, including, without limitation, Borrower’s obligations under the Loan Documents, as amended by the Amendment.

5.All of the obligations, representations, warranties and covenants contained in the Guaranty are true and correct in all material respects as of the date hereof, and by the execution hereof Guarantor reaffirms and restates the obligations, representations, warranties and covenants contained in the Guaranty to and for the benefit of Lender as if the same were fully set forth herein and made as of the date hereof.

6.All obligations of Guarantor to Lender under the Guaranty are legal and valid obligations of Guarantor, enforceable against Guarantor in accordance with their terms, without setoff, defense or counterclaim.

7.Guarantor represents to Lender that, as of the date hereof, no event has taken place and no circumstance exists which would give Guarantor the right to assert a defense, offset or counterclaim to any claim by Lender in connection with the performance of the obligations of Guarantor under the Guaranty.  Guarantor, for good and valuable consideration, including, without limitation, Lender’s execution of the Amendment, hereby releases and forever discharges Lender and its directors, officers, owners, members, employees, agents, attorneys, successors and assigns from any and all actions, causes of action, suits, proceedings, debts, sums of money, controversies, claims, losses and demands, of any kind whatsoever, if any, whether absolute or contingent, known or unknown, matured or unmatured, at law or in equity, which Guarantor may now have or ever had through the date of the Amendment, in whatever capacity, against Lender or any of its directors, officers, owners, members, employees, agents, attorneys, successors or assigns arising out of the Loan Documents or Guaranty.

8.Guarantor is providing this Acknowledgment to the Lender with the understanding that the Lender is relying upon this Acknowledgment in Lender’s execution and delivery of the Amendment.

This Acknowledgment shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Guarantor relative to any past or future modification, extension or other action with respect to the Loan Documents or the Guaranteed Obligations (as defined in the Guaranty), in order for any such modification, extension or other action with respect thereto to be an obligation guaranteed by the Guaranty, it being expressly acknowledged and reaffirmed that Guarantor has under the Guaranty consented to any such modifications, extensions and other actions without any requirement of giving Guarantor any notice thereof.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK AND

THE FOLLOWING PAGES ARE THE SIGNATURE PAGE(S).

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Acknowledgment as of the date first above written.

GUARANTOR:

SUMMER ENERGY HOLDINGS, INC.,

a Nevada corporation

By: /s/ Neil Leibman

Print Name: Neil Leibman

Its: CEO

STATE OF TEXAS)

) ss.

COUNTY OF HARRIS)

The foregoing instrument was acknowledged before me this 27th day of June, 2018, by Neil Leibman, a CEO, on behalf of Summer Energy Holdings, Inc., a Nevada corporation, Guarantor.

/s/ Ellen Leemann

Notary Public

Ellen Leemann

Notary ID #131453586

My Commission Expires

February 15, 2022

This is a signature page to that certain Acknowledgment and Reaffirmation of Guaranty  dated effective June 27, 2018.